UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                        X

                                      and
THE INVESTMENT COMPANY ACT OF 1940                                             X


The NorthPoint Capital Fund, Inc.  (Exact Name of Registrant as Specified in
                                    Charter)
2160 Hwy. 88, Brick, NJ    08724       (Address of Principal Executive Offices)

732-892-1057                                     (Registrants Telephone Number)

Peter J. Lencki    16 Rimwood Lane     Colts Neck, NJ  07722
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:   As soon as practicable after the
effective date of this registration.

It is proposed that this filing will become effective
    [x]  60 days after filling pursuant to paragraph (a)




The Registrant hereby amends this Registration Statement on such date or dates that may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(A) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting to Section 8(A) may determine.

                         THE NORTHPOINT CAPITAL FUND, INC.
                                  2160 Hwy. 88
                                Brick, NJ  08724
                     732-892-1057              800-698-5261

PROSPECTUS

                          Fund Investment Objectives/Goals
The NorthPoint Capital Fund, Inc.(The Fund), seeks long-term capital appreci-ation by investing primarily in U.S multi-cap common stock securities. Current income from common stock securities is a subordinate consideration.


                     Principal Investment Strategies of the Fund
The strategy used in managing the Fund's portfolio is summarized by the follow-ing 4 items:

1. To determine the value of an individual company the Investment Adviser will calculate the five-year discounted free cash flow. Free cash flow is net income after taxes plus depreciation and amortization minus capital spending and any other expenditures needed by the company to maintain its current position. The discount rate used is the current rate of the 30 year bond. When the discounted Free Cash Flow calculates that an equity is undervalued by 25% or more, the com-pany remains in the selection process. This method of valuation is given in de-tail in a book titled "The Warren Buffet Way" by Robert G. Hagstrom, Jr.

2. Next, the efficient use of capital is measured by using "Economic Value Added" (EVA). EVA is a mathematical equation which calculates whether or not a company is earning more than its cost of capital. EVA is after-tax operating profit minus cost of capital, which is total capital times the weighted average cost of the company's debt and equity capital. A positive EVA number indicates management is making money for its shareholders.

3. The Adviser will analyse the financial data of an individual company if item 1 shows undervaluation and item 2 is a positve number. Debt, profit margins, re-turn on shareholder equity, consistent growth in revenues and earnings, type and viability of business/es, and whether management is competent and credible represent some of the financial information which are examined in detail.

4. The last step in this selection process includes a review of current social, political, environmental, and economic trends in the U.S. and abroad. This exam-ination is to determine if any of these trends will have a positive or negative effect on the company. Some of these trends include interest rates, inflation, governmental regulations and policies, judicial decisions, consumer spending, military intervention, capital spending and tax rates. If there are no negative long-term implications associated with these trends, the company is added to the Fund's portfolio.

5. Each common stock security in the Fund's portfolio is continually reviewed in accordance with steps 1 through 3. A significant deviation that could indicate a negative effect on the long-term future price of a company in the Fund's port-folio or the subsitution of another security offering greater long-term upside potential may lead to the selling of a security in the Fund's portfolio.

                    Principal Risks of Investing in the Fund
Narrative Risk Disclosure: An unexpected event and/or an individual company in the Fund's portfolio may encounter difficulties which could negatively impact the Fund's performance. Under these circumstances an investor could lose money in this Fund. You should consider your personal investment goals, time horizon, household budget, and risk tolerance before investing in the Fund. It therefore must be realized that there is no assurance the Fund's strategy will succeed.
                                      - 1 -



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Non-diversification Policy: The Fund is non-diversified which means that it may invest a relatively high percentage of its assets in a limited number of secur-ities. As a result, the Fund may be more susceptible to a single negative economic, political or regulatory occurence. The Fund seeks only enough diver-sification in its security selections to maintain its federal non-taxable status under Sub-chapter M of the Internal Revenue Code.

                         RISK/RETURN SUMMARY: FEE TABLE

                          Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment):
       Maximum Sales charge(Load) Imposed on Purchases               None
       Maximum Deferred Sales Charge(Load):                          None
       Maximum Sales Charge(Load) on Reinvested Dividends:           None
       Redemption Fees:                                              None
       Exchange Fees:                                                None

Annual Fund Operating Expenses (Expenses that are deducted from Fund assets):
        Management Fees:*                                            1.00%
        Distribution (and/or Service) (12b-1) Fees:                  None
        Other Expenses (Estimated)**                                 1.00%
        Total Annual Fund Operating Expenses: (will not exceed)      2.00%

* The Investment Adviser will forego sufficient fees to hold the total ex-penses of the Fund to 2%.
** The Fund's administrative expenses will be under continuous review hence adjustments will be made to lower this expense ratio.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000. in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating ex-penses remain the same. Although your actual costs may be lower, based on these assumptions your costs would be:

                One Year    Three Years     Five Years     Ten Years
                 $203          $627           $1,078        $2,327

 Note: Operational experience with the NorthPoint Fund suggests that the exp-ense ratio of 2.00% will not be exceeded. The Fund's Adviser wll waive management fees if this should occur to maintain the 2% limit.


                                 PRIVACY POLICY
 Regulation S-P: The Federal Securities Exchange Commission has adopted a ruling regarding the "Privacy of Consumer Financial Information" known as Regulation S-P. This ruling states that financial institutions such as the Fund must pro-vide the shareholder with this notice of the Fund's privacy policies and prac-tices on an annual basis. The following items (A & B) detail the Fund's pol-icies and practices:

 A. Information We Collect - The Fund's application forms contain names, ad-dresses, phone numbers, W9 status and social security or tax ID numbers for regular accounts. When the Fund begins accepting IRA application forms addi-tional data will be collected such as birth date and beneficiary information.
                                      - 2 -



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B.  The Fund's Disclosure Statement - The Fund will not disclose personal infor-
    mation about any current or former shareholder of the Fund except as permit-ted by law. And, since the Fund handles all regular transactions internally, the number of employees that even see shareholder information is limited. However, Funds may not be IRA trustees. The Trust company that will be se-lected as the Fund's IRA trustee will require the Fund to disclose an IRA shareholder name and address list to it on an annual basis.


     INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

                              Investment Objectives:
The Fund seeks long-term capital appreciation by investing primarily in U.S. multi-cap companies. The strategy is explained in detail in the section
" Principle Investment Strategies of the Fund " in this propsectus.

                          Principle Investment Strategies
Security Selection Criteria: The Adviser will recommend common stock securities to the Fund that are in good businesses run by competent managers and are sig-nifcantly undervalued. The Fund may invest in small, mid-sized, and large "cap" companies. However, there may be periods when common stock securities become too expensive and/or an unexpected event adversely affects the economic environment. Under these circumstances the Fund may increase its cash and cash-equivalents without limit in money market securities, short-term debt securities, high-grade commercial paper, certificates of deposit, and/or obligations of the U.S. Gov-ernment and its agencies.

Portfolio Turnover Policy: The Fund's turnover rate is expected to be about 20% or less wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly port-folio value of the Fund during such period. We desire low turnover rates because we can reduce brokerage expenses and shareholder capital gains taxes. However, as stated in the " Principle Risks of Investing in the Fund " section, it would only be in exceptional circumstances brought about by world conditions or an individual company that this turnover rate would be exceeded.

                                    Risks
As stated under " Narrative Risk Disclosure " on page 1, the Fund's total re-turn, like stock prices generally will go up and down. Therefore an investor may lose money over the short and even longer periods of time. The Fund's approach of investing primarily in U.S. common stock securities could impact total re-turns by being in the wrong security at the wrong time. Also, the methodology to be used that has worked well in past markets may not be successful in future markets.

                       MANAGEMENT, ORGANIZATION AND CAPITAL
                                    STRUCTURE

                                   Management
Investment Adviser: The Emerald Research Corp. (ERC) is a New Jersey corporation and will act as the Investment Adviser to the Fund. Its address and phone num-bers are the same as the Fund. Peter J. Lencki is the President, director and officer of the Investment Adviser and is also President of the Fund. ERC is own-ed by Peter J. Lencki (85%) and Walter A. Lencki (15%). Both men are also offi-cers and owners of Emerald Auto Parts and Supply, Inc., a 33 year old private automotive parts aftermarket company.

On June 12, 2001 the Directors of the Fund approved a management and advi-sory contract with ERC. This Agreement will continue on a year to year basis provided that approval is voted on at least annually by specific approval of the Board of Directors of the Fund or by vote of the holders of a majority of the
                                      - 3 -
outstanding voting securities of the Fund. In either event, it must also be approved by a majority of Directors of the Fund who are neither parties to the agreement or interested persons as defined in the Investment Company Act of 1940 at a meeting called for the purpose of voting on such approval.

Under the Agreement, the Emerald Research Corp. will furnish investment direction on the basis of an ongoing review using the appropriate methodology to determine when and what securities will be purchased or disposed by designated Fund personnel. The Agreement may be terminated at any time, without payment of penalty, by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days written notice to the Emerald Research Corp. In the event of its assignment, the Agreement will ter-minate automatically. Ultimate decisions as to the investment policy and as to individual purchases and sales of securities are made by the Fund's officers and directors. For these services, the Fund has agreed to pay a fee of 1% per year on the net assets of the Fund. This fee is computed on the average daily closing net asset value of the Fund and is payable monthly. ERC will forgo sufficient fees to hold the total expenses of the Fund to less than 2% of the total assets.

ERC has a contract with the Fund wherein it is required to follow the investment strategy of the Fund in managing the portfolio and to pay salaries of those Fund employees who may be officers or directors or employees of the Investment Advis-er. Fees, if any, of the custodian, registrar or transfer agent shall be paid by the Fund. The Fund pays all other expenses, including fees and expenses of dir-ectors not affiliated with the advisor; legal and accounting fees, interest, taxes, brokerage commissions, record keeping and the expenses of operating its offices. ERC has paid the initial organizational costs of the Fund and will re-imburse the Fund for any and all losses incurred because of purchase reneges.

Portfolio Manager: Peter J. Lencki is the portfolio manager of The NorthPoint Capital Fund. He has over 5 years of day-to-day operational experience in run-ning a private investment Partnership, NorthPoint Capital LLP. The Partnership's average annual total return from 1997 through 2000 was 24% (unaudited). The strategy used by Mr. Lencki to run the Partnership is identical to the Fund's strategy, detailed in the section "Principle Investment Strategies of the Fund" in this prospectus. Mr. Lencki is also an officer and owner of Emerald Auto Parts & Supply, Inc, a 33 year old private automotive parts aftermarket company. Mr. Lencki holds a Bachelor of Arts degree in Political Science from Seton Hall University in New Jersey.

Legal Proceedings: As of the date of this Prospectus, there was no pending or threatened litigation involving the Fund in any capacity whatsoever.

                               Capital Stock
Description of Common Stock: The authorized capitalization of the Fund consists of 500,000,000 shares of common stock of $0.001 par value per share. Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-accessible.

Voting Rights: Each holder of the Fund shares has one vote for each share held. Voting rights are non-cumulative. Therefore the holders of a majority of shares of common stock can elect all directors of the Fund if they so choose, and hold-ers of remaining shares cannot elect any person as a director.

Major Shareholders: Emerald Auto Parts & Supply, Inc. Profit Sharing Plan has purchased $100,000. worth of the Fund's securities for start up and investment.

                           SHAREHOLDER INFORMATION
Who should invest: This Fund is best suited for disciplined long-term investors
                                      - 4 -
who want to invest in a concentrated portfolio of companies that in 5 years will produce an above average annual rate of return. The Fund's portfolio will bene-fit those investors who desire low portfolio turnover and tax efficiency.

Who should not invest: This Fund is not recommended for Investors who are short-term oriented and not tolerant to the Fund's daily price fluctuations. The Fund is not suited for investors seeking more diversification of the Fund's assets. Those looking for current income will find this a subordinate consideration.

                              Pricing of Fund Shares
When and How do We Price: The net asset value of the Fund's shares is determined as of the close each business day the New York Stock Exchange is open (presently 4:00p.m.) Monday through Friday exclusive of President's Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving, Christmas & New Years Day. The price is determined by dividing the value of its securities, plus any cash and other assets less all liabilities, excluding capital surplus, by the number of shares outstanding.

Market Value of Securities: The market value of securities held by the Fund that are listed on a national exchange is determined to be the last recent sales price on such exchange. Listed securities that have not recently traded are val-ued at the last bid price in such market. Zero Coupon Bonds and U.S. Government Treasury Notes are priced at the bid price published in the Wall Street Journal.

                           Purchase of Fund Shares
The offering price of shares offered by the Fund is at the net asset value per share next determined after receipt of the purchase order by the Fund and is computed in the manner described in the above section " Pricing of Fund Shares " The Fund reserves the right at its sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applica-tions when, in the judgement of managment such termination or rejection is in the best interest of the Fund.

Initial Investments: Initial purchase of shares of the Fund may be made only by application submitted to the Fund. For the convenience of investors, a Share Purchase Application Form is included in every request for a Prospectus. The minimum initial purchase of shares is $1,000 which is due and payable 3 business days after the purchase date. Less may be accepted under special circumstances.

Subsequent Purchases: Subsequent purchases may be made by mail or phone and are due and payable three business days after the purchase date. The minimum is $100. but less may be accepted under special circumstances.

Fractional Shares: Fractional shares to five decimal places are offered by the Fund.

                             Redemption of Fund Shares
Endorsement Requirements: The Fund will redeem all or any part of the shares of any shareholder that tenders a request for redemption (if certificates have not been issued) or certificates with respect to shares for which certificates have been issued. In either case, proper endorsements guaranteed either by a national bank or a member firm of the New York Stock Exchange will be required unless the shareholder is known to management.

Redemption Price: The redemption price is the net asset value per share next de-termined after notice is received by the Fund for redemption of shares. The proceeds received by the shareholder may be more or less than his/her cost of such shares, depending upon the net asset value per share at the time of redemp-tion and the difference should be treated by the shareholder as a capital gain or loss for federal and state income tax purposes.
                                      - 5 -

Redemption Payment: Payment by the Fund will ordinarily be made within three business days after tender. The Fund may suspend the right of redemption or postpone the date of payment if: The New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Com-mission or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. The Fund intends to make payments in cash, however, the Fund reserves the right to make payments in kind.

                           Dividends and Distributions
Reinvestments: The Fund will automatically use the taxable dividend and capital gains distributions for purchase of additional shares for the shareholders at net asset value as of the close of business on the distribution date.

Cash Payouts: A shareholder may, at any time, by letter or forms supplied by the Fund direct the Fund to pay dividend and/or capital gains distribution, if any to such shareholder in cash.

                                  Tax Consequences
Under provisions of Sub-Chapter M of the Internal Revenue Code of 1986 as amend-ed, the Fund, by paying out substantially all of its investment income and real-ized capital gains, has been and intends to continue to be relieved of federal income tax on the amounts distributed to shareholders. In order to qualify as a " regulated investment company " under Sub-Chapter M, at least 90% of the Fund's income must be derived from dividends, interest and gains from securities trans-actions, and no more than 50% of the Fund's total assets may be in two or more securities that exceed 5% of the total assets of the Fund at the time of each security's purchase.

Tax Distribution: Distribution of any long-term capital gains realized by the Fund in 2001 will be taxable to the shareholder as long-term capital gains, regardless of the length of time Fund shares have been held by the investor. All income realized by the Fund including short-term capital gains, will be taxable to the shareholder as ordinary income. Dividends from net income will be made annually or more frequently at the discretion of the Fund's Board of Directors. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his/her shares by the amount of such dividends or distributions. This may be consid-ered a return of capital, but the dividend is still subject to federal income and state taxes.

Federal Withholding: The Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulation. In order to avoid this withholding requirement, you must certify on a W-9 tax form supplied by the Fund that your Social Security or Taxpayer Identification Number Provided is correct and that you are not currently subject to back-up withholding.

                               DISTRIBUTION ARRANGEMENTS

The Fund is a truly no-load Fund in that no purchase or sales fees and no 12b-1 fees.
                               RETIREMENT ACCOUNTS - IRA

Once the Fund is established it plans to offer retirement accounts. In these re-tirement plans people who earn compensation and are not active participants (and who don't have a spouse who is an active participant) in an employee maintained retirement plan may establish IRA's using Fund shares. They may begin to make
                                      - 6 -
non-penalty withdrawals as early as 59 1/2 but must initiate withdrawals speci-fied by law by age 70 1/2. Their contribution may or may not be deductible depending on individual circumstances. Investors should consult their tax advis-er before selecting a tax-deferred account.

A Disclosure Statement: This Statement is required by U.S. Treasury Regulations. It describes the general provisions of the IRA and would be forwarded to all prospective IRA's. This policy may be changed by the Board of Directors if they deem it to be in the best interests of all shareholders. All IRA's may be revoked within 7 days of their establishment with no penalty.

IRA Fees: A Trustee, other than the Fund is required by law for self-directed retirement accounts. The Trustee chosen will charge an initial IRA setup fee of $25.00 and a annual fee of $45.00 for each account.

                       WHERE TO GO FOR MORE INFORMATION
You will find more information about THE NORTHPOINT CAPITAL FUND, INC. in the following documents:

Statement of Additional Information (SAI) - The Statement of Additional Infor-mation contains additional and more detailed information about the Fund, and is considered to be a part of this prospectus.

Annual and Semi-annual Reports - Our annual and semi-annual reports give cur-rent holdings and detailed financial statements of the Fund as of the period presented. In addition, Fund strategies that significantly affected the Fund's performance are discussed.

       THERE ARE TWO WAYS TO GET A COPY OF ONE OR MORE OF THESE DOCUMENTS

1. Call or write for one, and a copy will be sent without charge.

                        THE NORTHPOINT CAPITAL FUND, INC.
                                   2160 Rt. 88
                                Brick, N.J. 08724
                                 1-800-698-5261

2. You may also obtain information about the Fund (including the Statement of Additional Information and other reports) from the Securities and Exchange Commission on their Internet site at http://www.sec.gov or at their Public Reference Room in Washington, D.C. Call the Securities and Exchange Commission at 1-800-SEC-0330 for room hours and operation. You may also obtain Fund in-formation by sending a written request and duplicating fee to the Public Reference Section of the SEC, Washington, D.C. 20549-6609.
          Please contact the Fund at the above address if you wish to request other information and/or make shareholder inquiries.

                      WHY YOU SHOULD READ THIS PROSPECTUS

Every attempt has been to present the objectives, risks and strategy of the Fund in plain and, hopefully, easily understandable language. The Prospectus is designed to aid you in deciding whether this is one of the right invest-ments for you. We suggest that you keep it for future reference.

         INVESTMENT ADVISER                               PROSPECTUS
    EMERALD RESEARCH CORPORATION               The NORTHPOINT CAPITAL FUND, INC.
          16 Rimwood Lane                                2160 Hwy.88
        Colts Neck, NJ 07722                           Brick, NJ 08724

                                                        732-892-1057
                                                        800-698-5261


          TABLE OF CONTENTS

THE FUND INVESTMENT STRATEGY  ...... 1        The Fund seeks long-term capital
FUND EXPENSES  ..................... 2        appreciation by using a disciplin-
NONDIVERSIFICATION POLICY .......... 2        ed strategy that invests primarily
PRIVACY POLICY ..................... 2        in U.S. multi-cap common stock
OBJECTIVE & POLICIES                          securities. Current income from
  Objective ........................ 3        investments is a subordinate
  Risk Assessment ...................3        consideration.
  Security Selection Criteria ...... 3
  Portfolio Turnover Policy ........ 3
MANAGEMENT OF THE FUND
  Investment Adviser ............... 3
  Portfolio Manager ................ 4
CAPITALIZATION
  Description of Common Stock ...... 4
  Voting Rights .................... 4
  Major Shareholders ............... 4
LITIGATION ......................... 4
SHARE PURCHASE - REINVESTMENTS
  Initial Investments .............. 5
  Subsequent Purchases ............. 5
PRICING OF SHARES .................. 5
REDEMPTION OF SHARES ............... 5
TAX CONSEQUENCES ................... 6
RETIREMENT ACCOUNT - IRA ........... 6
WHERE TO GO FOR MORE INFORMATION ... 7

                        The NORTHPOINT CAPITAL FUND, INC.
                                  2160 Hwy. 88
                                 Brick, NJ 08724
                                  732-892-1057
                                  800-698-5261



                                    Part B
                      STATEMENT OF ADDITIONAL INFORMATION



This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus. To obtain the Prospectus, you may write the Fund or call either of the telephone numbers that are shown above.



                               TABLE OF CONTENTS
             THE FUND HISTORY...................................... 2
             DESCRIPTION OF FUND AND ITS INVESTMENTS AND RISKS
                  Classification .................................. 2
                  Investment Strategies and Risks ................. 2
                  Fund Policies ................................... 2
                  Portfolio Turnover Policy ....................... 2
             MANAGEMENT OF THE FUND
                  Board of Directors .............................. 3
                  Management Information .......................... 3
                  Compensation and Sale Load ...................... 3
             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
                  Control Persons ................................. 4
                  Principal Holders ............................... 4
                  Management Ownership ........... ................ 4
             INVESTMENT ADVISORY AND OTHER SERVICES
                  Investment Adviser .............................. 4
                  Principal Underwriter and Transfer Agent ........ 4
                  Services provided by Investment Adviser ......... 4
                  Third Party Payments and Service Agreements ..... 4
                  Other Investment Advice ......................... 4
                  Dealer Reallowances and Other Services .......... 4
             BROKERAGE ALLOWANCES AND OTHER PRACTICES
                  Brokerage Transactions .......................... 4
                  Commissions ..................................... 5
                  Brokerage Selelction ............................ 5
                  Directed Brokerage and Regular Broker-Dealers ... 5
             CAPITAL STOCK AND OTHER SECURITIES
                  Capital Stock and Other Securities .............. 5
             PURCHASE, REDEMPTION, AND PRICING OF SHARES
                  Purchase of Shares .............................. 5
                  Offering Price and Redemption in Kind ........... 5
             TAXATION OF THE FUND ................................. 5
             FINANCIAL STATEMTENTS
                  Auditor's Report and Initial Audit .............. 5

                                  FUND HISTORY
The NorthPoint Capital Fund, Inc. (also referred to as the "Fund") was incor-porated in New Jersey on January 3, 2001. The Fund's registered office is in Colts Neck, NJ. Mail may be addressed to 16 Rimwood Lane, Colts Neck, NJ 07722.


            DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS


                                 Classification
The Fund is an open-end, no-load, non-diversified management investment company.

                         Investment Strategies and Risks
All investment strategies and risks were thoroughly discussed in the Prospectus. No additional strategies and risks exist to be discussed here.

                                  Fund Polices
Investment Restrictions: Investment restrictions were selected to aid in main-taining the conservative nature of the Fund. These may not be changed except by the approval of a majority of the outstanding shares; i.e. A) 67% or more of the voting securities present at a duly called meeting, if the holders of more than 50% of the outstanding voting securities, are present or represented by proxy, or B) of more than 50% of the outstanding voting securities, whichever is less:

 a) Sell senior securities.
 b) Borrow money or purchase securities on margin, but may obtain such short term credit as may be necessary for clearance of purchases and sales of se-curities for temporary or emergency purposes in an amount not exceeding 5% of the value of its total assets.
 c) Make investments in commodities, commodity contracts or real estate although the Fund may purchase and sell securities of companies which deal in real estate or interests therein.
 d) Make loans. The purchase of a portion of a readily marketable issue of pub-licly distributed bonds, debentures or other debt securities will not be considered the making of a loan.
 e) Acquire more than 10% of the securities of any class of another issuer, treating all preferred securities of an issuer as a single class and all debt securities as a single class, or acquire more than 10% of the voting securities of another issuer.
 f) Invest in companies for the purpose of acquiring control.
 g) The Fund may not purchase or retain securities of any issuer if those offi-cers and directors of the Fund or its Investment Adviser owning individual-ly more than 1/2 of 1% of any class of security or collectively own more than 5% of such class of securities of such issuer.
 h) Pledge, mortgage or hypothecate any of its assets.
 i) Invest in securities which may be subject to registration under the Securi-ties Act of 1933 prior to sale to the public or which are not at the time of purchase readily salable.
 j) Invest more than 5% of the total Fund assets, taken at market value at the time of purchase, in securities of companies with less than three years' continuous operation, including the operations of any predecessor.
 k) Issue senior securities.



                  Security Selection Criteria & Portfolio Turnover
Why and how the Fund may assume a defensive position and the effect of portfolio turnover are discussed on page 3 of our Prospectus.

                             MANAGEMENT OF THE FUND

                               Board of Directors
Shareholders meet annually to elect all members of the Board of Directors, se-lect an independent auditor, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Fund operates in accordance with its stated objectives, policies, and investment restrictions. The Board appoints officers to run the Fund and select an Invest-ment Advisor to provide investment advice ( See Investment Adviser, pg. 3 of the Prospectus ). It plans to meet four times a year to review Fund progress and status.

                              Management Information
Officers and Directors of the Fund: Their addresses and principal occupations during the past five years are:

Name and Address         Position               Principle Occupation Past 5 Yrs.


Peter J. Lencki        President                 Portfolio Manager/Gen. Partner
16 Rimwood Lane        Interested Director       NorthPoint Capital LLP
Colts Neck, NJ         Age 46                    Colts Neck, NJ


Walter A. Lencki       Treasurer                 President/Owner
6 Mystic Court         Interested Director       Emerald Auto Parts
Bayville, NJ           Age 70                    & Supply, Inc, Brick, NJ
                       Father of Peter J. Lencki


Mary M. Lencki         Assistant Treasurer       Treasurer/Owner
16 Rimwood Lane        Wife of Peter J. Lencki   Emerald Auto Parts
Colts Neck, NJ         Age 43                    & Supply, Inc, Brick, NJ


Robert S. Keesser      Secretary                 Asst. Regional Manager
11 Woodmere Court      Non-Interested Director   NGK Spark Plug Company
Barnegat, NJ           Age 39                    Irvine, CA


John G. Padovano       Non-Interested            Consultant
34 Horseshoe Court     Director                  Packaging Industry
Colts Neck, NJ         Age 52                    Colts Neck, NJ


Robert R. Thompson     Non-Interested            Vice-President/Owner
81 Galloping Hill Rd.  Director                  Thompson & Co.
Colts Neck, NJ         Age 46                    Union, NJ




Compensation and Sales Load: No compensation will be paid to directors and/or officers of the Fund at present time. But this may be changed in the future by the Board of Directors at their discretion. The Fund does not compensate of-ficers and directors that are affiliated with the Investment Adviser except as they benefit through payment of the Advisory fee. There are no sales loads whatsoever.

                  CONTROL PERSONS AND PRINCIPLE HOLDERS OF SECURITIES

                                  Control Persons
There are no companies or persons that control the Fund. The Fund is controlled by its Board of Directors and run by its elected officers.

                                 Principal Holders
Major Shareholders: Emerald Auto Parts & Supply, Inc. Profit Sharing Plan, as of the date of this prospectus, owns all outstanding shares of the Fund. Peter J. Lencki and Walter A. Lencki act as trustees for Emerald Auto Parts & Supply, Inc. Profit Sharing Plan.

                                Management Ownership
At this time none of the officers and directors own any outstanding shares of the Fund. But once the Fund goes public all officers and directors will be required to own shares in the Fund.

                        INVESTMENT ADVISORY AND OTHER SERVICES

                                Investment Adviser
Peter J. Lencki owns (85%) of the Investment Adviser and acts as the Portfolio Advisor. Walter A. Lencki owns (15%) of the Investment Adviser.

                        Principal Underwriter & Transfer Agent
The Investment Adviser acts as the Fund's underwriter and transfer agent. The Investment Adviser handles all Fund share purchases and redemptions. There are no direct shareholder charges for these services, but the Fund is charged for supplies and postage. Stock certificates will not be issued. All shareholder holdings are maintained in book form.

                      Services Provided by the Investment Adviser
The Investment Adviser is responsible for furnishing investment direction advice to Directors of the Fund on the basis of a continuous review of the portfolio and recommend to the Fund when and to what extent securities should be purchased or disposed.

                      Third-Party Payments & Service Agreements
There are no third party payments of any kind or service agreements with any or-ganization or individual other than the Investment Adviser as described in the previous paragraph.

                              Other Investment Advice
There is no individual or organization that receives remuneration from the Investment Adviser or the Fund for providing investment advice except brokers that receive competitive commissions on the purchase and sale of securities for the Fund's portfolio.

                      Dealer Reallowances and Other Services
There are no dealer reallowances, Rule 12b-1 plans, paid advertising, compensa-tion to underwriters (except the Fund's Investment Adviser) or broker-dealers, sales personnel or interest, carrying or other finance charges. The Fund does send Prospectuses when it receives unsolicited requests and will pay the Trustee chosen to act as IRA trustee for Fund shareholders.


                      BROKERAGE ALLOCATION AND OTHER PRACTICES

                              Brokerage Transactions
The Fund requires all brokers to affect transactions in portfolio securities in such a manner as to get prompt execution of the orders at the most favorable
                                      - 4 -
price.

                                    Commissions
Other than set forth above, the Fund has no fixed policy, formula, method, or criteria which it uses in allocating brokerage business to brokers furnishing these materials and services. The Board of Directors will evaluate and review the reasonableness of brokerage commissions paid semiannually.

                                 Brokerage Selection
The Fund will place all orders for purchase and sale of its portfolio securities through the Fund's President who is answerable to the Fund's Board of Directors. He may select brokers who, in addition to meeting primary requirements of exe-cution and price, may furnish statistical or other factual information and ser-vices, which in the opinion of management, are helpful or necessary to the Fund's normal operations. Information or services may include economic studies, industry studies, statistical analyses, corporate reports, or other forms of as-sistance to the Fund or its Adviser. No effort is made to determine the value of these services or the amount they might have reduced expenses of the Adviser.

                     Directed Brokerage and Regular Broker-Dealers
The Fund and Investment Adviser receives unsolicited solicitations and litera-ture from many brokers. It is impossible to evaluate the usefullness of the in-formation received. The Fund selects brokers based on competitive commission rates and transaction services rendered.

                            CAPTIAL STOCK AND OTHER SECURITIES
Capital stock and other securities are discussed at length in our Prospectus un-der section " Capital Stock " on page 4.


                      PURCHASE, REDEMPTION, AND PRICING OF SHARES
                                   Purchase of Shares
Purchase of the Fund shares is discussed at length in the section entitled " Purchase of Fund Shares " on page 5 of our Prospectus.

                         Offering Price and Redemption in Kind
The Fund always trades at the net asset value. That means that the offering and redemption prices always are the same. Details about the offering price are given in the section " Pricing of Fund Shares " on page 5 of our Prospectus. Redemption in kind is discussed in the section " Redemption of Shares " on page 5 of Fund's Prospectus.

                                 TAXATION OF THE FUND
Taxation of the Fund is discussed in the section " Tax Consequences " on page 6 of the Fund's Prospectus.


                            Independent Auditor's Report

                                   Initial Audit
The Independent Auditor's Report and audit of the accompanying statement of as-sets and liabilities of the Fund will be accomplished upon receipt of acceptance from the Securities and Exchange Commission of this total N-1A filing to initi-ate a mutual fund. No additional shares will be sold until this audit has been added herein.

                                    FORM N-1A
                            PART C - OTHER INFORMATION


       Contents                                    Page #

1.  Financial Statements & Exhibits                   1

2.  Control Persons                                   1

3.  Number of Shareholders                            1

4.  Indemnification                                   1

5.  Activities of Investment Adviser                  1

6.  Principal Underwriters                            1

7.  Location of Accounts & Records                    1

8.  Management Services                               1

9.  Distribution Expenses                             1

10. Undertakings                                      1

11. Auditor's Consent                                 2

12. Signatures                                        2



Exhibits

  Articles of Incorporation                           3 i

  By-Laws                                             3 ii

  Investment Advisory Contract                       10 i

  Reimbursement Agreements - Officers/Directors      10 ii

1. a. Financial Statements - Condensed financial information on a per share ba-sis will be presented in Part A when directed by the SEC during the filing process required of a new Fund seeking SEC approval. All other financial statements will be presented in Part B at the appropirate time specified by the SEC. These include:

      Statement of Assets & Liabilities
      Notes to Statement of Assets and Liabilities

   b. Exhibits - All exhibits believed to be applicable to this filing include:
      (3.i)    Articles of Incorporation
      (3.ii)   By-Laws
      (10.1)   Investment Advisory Contract
      (10.2)   Reimbursement Agreements with Officers and/or Directors

2.    Control Persons - Not applicable

3. Number of Shareholders - There is one shareholder of The NorthPoint Capital Fund, Inc. as of this filing.

4. Indemnification - Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such in-demnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of ex-penses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceed-
      ing) is asserted by such director, officer or controlling person in con-nection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whe-ther such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

5. Activities of Investment Adviser - The Emerald Research Corporation's activity at the present time is performance on its Investment Advisory Contract currently effective with the NorthPoint Capital Fund, Inc. Mr. Peter J. Lencki - owner, officer and director of the Emerald Research Corporation is also Vice-President and owner of Emerald Auto Parts & Supply, Inc.

6. Principal Underwriter - The Investment Adviser acts as the Fund's under-writer.

7. Location of Accounts & Records - All Fund records are held at corporate headquarters - 2160 Route 88, Brick, N.J. 07722 - with the exception of security certifications, which will be placed in a safe deposit box at a bank chosen in New Jersey.

8.    Management services - Not applicable

9.    Distribution Expenses - The Fund currently bears no distribution expenses.

10. Undertakings - The Fund will file a post-effective amendment to this init-ial filing within four to six months of the effective date of Registrant's

      1933 Act Registration Statement. Financial statements will be presented that will not be certified.


                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The consent of the Independent certified public Accounted will occur when the Initial Audit is conducted at a time specified by the SEC during the filing process required of a new Fund seeking SEC approval.



                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Invest-ment Company Act of 1940, NorthPoint Capital Fund, Inc. certifies that it meets all of the requirements for effectiveness of this Registration State-ment and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Shrewsbury and State of New Jersey, on the 12th day of June, 2001.


     The NorthPoint Capital Fund, Inc.        By _____________________________
                                                  Peter J. Lencki, President



Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures                                Title                        Date

By ____________________
     Peter J. Lencki            President, CEO and Director           06/12/01


By ____________________
     Walter A. Lencki           Treasurer and Director                06/12/01


By ____________________
     Mary E. Lencki             Assistant Treasurer                   06/12/01


By ____________________
     Robert S. Keesser          Secretary and Director                06/12/01


By ____________________
     John G. Padovano           Director                              06/12/01


By ____________________
     Robert R. Thompson         Director                              06/12/01



                                      - 2 -